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                                                                 Exhibit (10)(k)
















                         OIL-DRI CORPORATION OF AMERICA

                          1995 LONG TERM INCENTIVE PLAN
















                             AS AMENDED AND RESTATED
                                  JUNE 9, 2000




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                               TABLE OF CONTENTS

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
 1.  Establishment, Purpose and Effective Date and Termination of the Oil-Dri Corporation of America ...............1
     1988 Stock Option Plan
     (a) Establishment..............................................................................................1
     (b) Purpose....................................................................................................1
     (c) Effective Date.............................................................................................1
     (d) Termination of Oil-Dri Corporation of America 1988 Stock Option Plan.......................................1

 2.  Definitions....................................................................................................1

 3.  Scope of Plan..................................................................................................4
     (a) Number of Shares Available Under the Plan..................................................................4
     (b) Reduction in the Available Shares in Connection with Award Grants..........................................5
     (c) Effect of the Expiration or Termination of Awards..........................................................5
     (d) Maximum Number of Options and Stock Appreciation Rights to any Individual Grantee..........................5

 4.  Administration.................................................................................................5
     (a) Committee Administration...................................................................................5
     (b) Board Reservation and Delegation...........................................................................5
     (c) Committee Authority........................................................................................6
     (d) Committee Determinations Final.............................................................................6

 5.  Eligibility....................................................................................................6

 6.  Conditions to Grants...........................................................................................6
     (a) General Conditions.........................................................................................6
     (b) Grant of Options and Option Price..........................................................................7
     (c) Grant of Incentive Stock Options...........................................................................7
     (d) Grant of Shares of Restricted Stock........................................................................8
     (e) Grant of Stock Appreciation Rights.........................................................................9
     (f) Grant of Performance Units and Performance Shares..........................................................9
     (g) Grant of Phantom Stock.....................................................................................10
     (h) Grant of Stock Bonuses.....................................................................................10
     (i) Tandem Awards..............................................................................................10
     (j) Performance Goals..........................................................................................10

 7.  Non-transferability............................................................................................10

 8.  Exercise.......................................................................................................10
     (a) Exercise of Options........................................................................................10
     (b) Exercise of Stock Appreciation Rights......................................................................11
     (c) Exercise of Performance Units..............................................................................12
     (d) Payment of Performance Shares..............................................................................12
     (e) Payment of Phantom Stock Awards............................................................................13
     (f) Full Vesting Upon Change of Control........................................................................13
     (g) Pooling of Interest........................................................................................13
     (h) Exercise, Cancellation, Expiration or Forfeiture of Tandem Awards..........................................13
     (i) Vesting and Exercise Period upon Disability, Death or Retirement...........................................13

 9.  Effect of Certain Transactions.................................................................................14

10.  Mandatory Withholding Taxes....................................................................................14

11.  Termination of Employment......................................................................................14

12.  Securities Law Matters.........................................................................................14

13.  No Funding Required............................................................................................15


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                           TABLE OF CONTENTS (CONT'D)


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
14.  No Employment Rights...........................................................................................15

15.  Rights as a Stockholder........................................................................................15

16.  Nature of Payments.............................................................................................15

17.  Non-Uniform Determinations.....................................................................................15

18.  Adjustments....................................................................................................15

19.  Amendment of the Plan..........................................................................................16

20.  Termination of the Plan........................................................................................16

21.  No Illegal Transactions........................................................................................16

22.  Governing Law..................................................................................................16

23.  Severability...................................................................................................16









                                      iii

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                         OIL DRI CORPORATION OF AMERICA
                          1995 LONG-TERM INCENTIVE PLAN
                                  (AS AMENDED)


1. Establishment, Purpose and Effective Date and Termination of the Oil-Dri Corporation of America 1988 Stock Option Plan.

     (a) Establishment. The Company hereby establishes the Oil-Dri Corporation of America 1995 Long-Term Incentive Plan ("Plan").

     (b) Purpose. The primary purpose of the Plan is to provide a means by which key employees of the Company and its Subsidiaries can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain employed by the Company and its Subsidiaries, focusing their attention on managing the Company as an equity owner, and aligning their interests with those of the Company's stockholders. The Plan also is intended to attract and retain key employees and to provide such employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its Subsidiaries.

     (c) Effective Date. The Plan shall become effective upon its adoption by the Board, subject to the approval of the votes of a majority of the shares of Common Stock and Class B Stock of the Company voting together present or represented by proxy at the 1995 annual meeting of stockholders. Until such approval shall have been obtained, no Option, stock appreciation right, or performance unit shall be exercised, no stock bonus shall be granted, no performance share shall be paid, and no shares of restricted stock shall become nonforfeitable. If such shareholder approval is not obtained at the 1995 annual meeting of shareholders, all Awards shall automatically become null and void and no further Awards shall be granted.

     (d) Termination of the Oil-Dri Corporation of America 1988 Stock Option Plan. Effective upon stockholder approval of this Plan, the Oil-Dri Corporation of America 1988 Stock Option Plan shall terminate and the shares of Stock allotted for stock option grants under that plan, which are not the subject of outstanding options granted under that plan, shall not be available for the granting of any further options or other awards under that plan or any other employee or director plan or arrangement of the Company. The options outstanding under the Oil-Dri Corporation of America 1988 Stock Option Plan shall remain outstanding and exercisable in accordance with their respective terms.

2. Definitions. As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions and the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          (a) "Award" means Options, shares of restricted Stock, stock appreciation rights, performance units, or performance shares stock bonuses or shares of phantom stock granted under the Plan.

          (b) "Award Agreement" means the written agreement by which an Award is evidenced.

          (c) "Beneficial Owner", "Beneficially Owned", "Beneficially Owning", and "Beneficial Ownership" shall have the meanings applicable under Rule 13d-3 promulgated under the 1934 Act.

          (d) "Board" means the board of directors of the Company.

          (e) "Change in Capitalization" means any increase or reduction in the number of shares of Stock, or any change in the shares of Stock or exchange of shares of Stock for a different number or kind of shares or other securities by reason of a stock dividend (either as a dividend of the same class of Stock or as a dividend of a different class of Stock), stock split, reverse stock split, share combination, reclassification, recapitalization, merger, consolidation, spin-off, split-up, reorganization, issuance of warrants or rights, liquidation, exchange of shares, repurchase of shares, change in corporate structure, or similar event, of or by the Company.

          (f) "Change of Control" means any of the following

              (i) Class B Stock, together with the Common Stock held by the Beneficial Owner of the Class B Stock, has less than 50% of the Voting Power of the Company, and

                    (A) the acquisition by any person or group of Beneficial Ownership of stock possessing more than 20% of the Voting Power of the Company, except that (i) no such person or group shall be deemed to own beneficially (a) any securities acquired directly from the Company pursuant to a written agreement with the Company, or
                         (b) any securities held by the Company or a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary, and (ii) no Change of Control shall be deemed to have occurred solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 60% of both the then-outstanding common shares of such corporation and the Voting Power of such corporation are then Beneficially Owned, directly or indirectly, by the persons who were the Beneficial Owners of the Stock and voting securities of the Company immediately before such acquisition in substantially the same proportions as their ownership, immediately before such acquisition, of the then outstanding Stock or the Voting Power of the Company, as the case may be; or

                    (B) individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that any individual who becomes a director after the Effective Date whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the 1934 Act); or

              (ii) approval by the stockholders of the Company of (A) a merger, reorganization or consolidation with respect to which the individuals and entities who were the respective Beneficial Owners of the Stock and Voting Power of the Company immediately before such merger, reorganization or consolidation do not, immediately after such merger, reorganization or consolidation, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding common shares and the Voting Power of the corporation resulting from such merger, reorganization or consolidation, (B) a liquidation or dissolution of the Company or (C) the sale or other disposition of all or substantially all of the assets of the Company.

              For purposes of this definition, "person" means such terms as used in SEC Rule 13d-5(b) under the 1934 Act, and "group" means two or more persons acting together in such a way to be deemed a person for purposes of Section 13(d) of the 1934 Act.

              Notwithstanding the foregoing, a Change of Control shall be deemed not to have occurred with respect to any Grantee or Transferee with respect to an Award initially issued to such Grantee if such Grantee is, by written agreement, a participant on such Grantee's own behalf in a transaction in which the persons (or their affiliates) with whom such Grantee has the written agreement cause the Change of Control to occur and, pursuant to the written agreement, the Grantee has or is to acquire an equity interest in the resulting entity.

          (g) "Committee" means the committee of the Board appointed pursuant to
     Article 4.

          (h) "Company" means Oil-Dri Corporation of America, a Delaware corporation.

          (i) "Disability" means for purposes of the exercise of an incentive stock option, a disability within the meaning of Section 22(e)(3) of the Code, and for all other purposes, a mental or physical condition which, in the opinion of the Committee, renders a Grantee unable or incompetent to carry out the job responsibilities which such Grantee held or the duties to which such Grantee was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration.

          (j) "Effective Date" means the date that the Plan is adopted by the Board.

          (k) "Fair Market Value" of any security of the Company or any other issuer means, as of any applicable date:

                    (i) if the security is listed for trading on the New York
              Stock Exchange, the closing price, regular way, of the security as reported on the New York Stock Exchange Composite Tape, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

                   (ii) if the security is not so listed, but is listed on
              another national securities exchange or authorized for quotation on the National Association of Securities Dealers Inc.'s NASDAQ National Market Systems ("NASDAQ/NMS"), the closing price, regular way, of the security on such exchange or NASDAQ/NMS, as the case may be, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

                  (iii) if the security is not listed for trading on a
              national securities exchange or authorized for quotation on NASDAQ/NMS, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported, or

                   (iv) if the security is not listed for trading on a national securities exchange or is not authorized for quotation on NASDAQ/NMS or NASDAQ, the fair market value of the security as determined in good faith by the Committee.

                    (v) in the case of Stock which is being acquired through
              exercise of an Option and payment of the Option Price is being made through simultaneous sale through a broker of shares of unrestricted Stock acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, the selling price of the Stock sold in such simultaneous sale.

          (l) "Grant Date" means the date of grant of an Award determined in accordance with Article 6.

          (m) "Grantee" means an individual who has been granted an Award.

          (n) "Holder" means a person who holds an Award, either as a Grantee or a Transferee.

          (o) "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Internal Revenue Code and designated by the Committee as an Incentive Stock Option.

          (p) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder. References to a particular Section of the Internal Revenue Code shall include references to successor provisions.

          (q) "Jaffee Family" means Richard M. Jaffee, Robert D. Jaffee and any other person who is a beneficial owner of Class B Stock, a beneficial owner's spouse, or a parent or lineal descendent (including any adopted child) of any parent of any beneficial owner or of any beneficial owner's spouse.

          (r) "Measuring Period" has the meaning specified in Article
     6(f)(ii)(B).

          (s) "Minimum Consideration" means the $.10 par value per share of Stock or such larger amount determined pursuant to resolution of the Board to be capital within the meaning of Section 154 of the Delaware General Corporation Law.

          (t) "1934 Act" means the Securities Exchange Act of 1934, as amended.


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

          (u) "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option or other type of statutory stock option under the Internal Revenue Code.

          (v) "Option" means an option to purchase Stock granted under the Plan.

          (w) "Option Price" means the per share purchase price of (i) Stock subject to an Option or (ii) restricted Stock subject to an Option.

          (x) "Performance Goals" has the meaning set forth in Article 6(j).

          (y) "Performance Percentage" has the meaning specified in Article 6(f)(ii)(C).

          (z) "Person" means a person within the meaning of Sections 13(d) or 14(d) of the 1934 Act.

         (aa) "Plan" has the meaning set forth in Article 1(a).

         (bb) "SEC" means the Securities and Exchange Commission.

         (cc) "Section 16 Grantee" means a person subject to potential liability with respect to equity securities of the Company under Section 16(b) of the 1934 Act.

         (dd) "Stock" means Class A Common Stock or if no Class A Common Stock is issued and publicly traded on any securities market described in Article 2(k) above, then Common Stock par value $.10 per share, of the Company and, with respect to any Award made in shares of Class B Stock to a member of the Jaffee Family who is an employee of the Company or one of its Subsidiaries that is more than 50% owned by the Company, Class B Stock. Class A Common Stock, Class B Stock and Common Stock shall have the meaning as provided in the Company's Certificate of Incorporation.

         (ee) "Subsidiary" means for purposes of grants of incentive stock options, a corporation as defined in Section 424(f) of the Internal Revenue Code, with the Company being treated as the employer corporation for purposes of this definition and, for all other purposes, a corporation with respect to which the Company owns, directly or indirectly, 25% of the then-outstanding common shares.

         (ff) "10% Owner" means a person who owns stock (including stock treated as owned under Section 424(d) of the Internal Revenue Code) possessing more than 10% of the Voting Power of the Company.

         (gg) "Transferee" means a person who is the Holder of an Award as the result of a transfer of the Award in accordance with the terms of the Award and the Plan.

         (hh) "Termination of Employment" occurs the first day on which an individual is for any reason no longer employed by the Company or any of its Subsidiaries, or with respect to an individual who is an employee of a Subsidiary, the first day on which the Company no longer owns Voting Securities possessing at least 25% of the Voting Power of such Subsidiary.

         (ii) "Voting Power" means the combined voting power of the then outstanding Voting Securities.

         (jj) "Voting Securities" means, with respect to the Company or any Subsidiary, any securities issued by the Company or such Subsidiary, respectively, which generally entitle the holder thereof to vote for the election of directors of the Company.

     3.   Scope of the Plan.

          (a) Number of Shares Available Under the Plan. The maximum number of shares of Stock that may be made the subject of Awards granted under the Plan is 1,500,000 (or the number and kind of shares of Stock or other securities to which such shares of Stock are adjusted upon a Change in Capitalization pursuant to Article 18). The Company shall reserve for the purpose of the Plan, out of its authorized but unissued shares of Stock or out of shares held in the Company's treasury, or partly out of each, such number of shares as shall be determined by the Board. The Board shall have the authority to cause the company to purchase from time to time shares of Stock to be held as treasury shares and used for or in connection with Awards.

          (b) Reduction in the Available Shares in Connection with Awards Grants. Upon the grant of an Award, the number of shares of Stock available under Article 3(a) for the granting of further Awards shall be reduced as follows:

              (i) Performance Units Denominated in Dollars. In connection with the granting of each performance unit denominated in dollars, the number of shares of Stock available under Article 3(a) for the granting of further Awards shall be reduced by the quotient of (x) the dollar amount represented by the performance unit divided by (y) the Fair Market Value of a share of Stock on the date immediately preceding the Grant Date of the performance unit.

             (ii) Other Awards. In connection with the granting of each Award, other than a performance unit denominated in dollars, the number of shares of Stock available under Article 3(a) for the granting of further Awards shall be reduced by a number of shares equal to the number of shares of Stock in respect of which the Award is granted or denominated.

          Notwithstanding the foregoing, where two or more Awards are granted with respect to the same shares of Stock, such shares shall be taken into account only once for purposes of this Article 3(b).

          (c) Effect of the Expiration or Termination of Awards. If and to the extent an Award expires, terminates or is canceled or forfeited for any reason without having been exercised in full (including, without limitation, a cancellation of an Option pursuant to Article 4(c)(vi)), the shares of Stock associated with the expired, terminated, canceled or forfeited portion of the Award (to the extent the number of shares available for the granting of Awards was reduced pursuant to Article 3(b)) shall again become available for Awards under the Plan.

          In addition, during the period that any Awards remain outstanding under the Plan the Committee may make good faith adjustments with respect to the number of shares of Stock attributable to such Awards for purposes of calculating the maximum number of shares available for the granting of future Awards under the Plan.

          (d) Maximum Number of Options and Stock Appreciation Rights to any Individual Grantee. No individual Grantee may be granted Options and stock appreciation rights to purchase more than one-fourth of the maximum number of shares of Stock that may be made subject of Awards under the Plan as set forth in Article 3(a).

4.   Administration.

     (a) Committee Administration. Subject to Article 4(b), the Plan shall be administered by the Committee, which shall consist of not less than three "disinterested persons" within the meaning of Rule 16b-3 under the 1934 Act; provided, however, that the membership of the Committee shall be subject to such changes (including, if appropriate, a change in the minimum number of members of the Committee) as the Board deems appropriate and permissible to permit transactions pursuant to the Plan to be exempt from potential liability under
Section 16(b) of the 1934 Act.

     (b) Board Reservation and Delegation. The Board may, in its discretion, reserve to itself or delegate to another committee of the Board any or all of the authority and responsibility of the Committee with respect to Awards to Grantees who are not Section 16 Grantees at the time any such delegated authority or responsibility is exercised. Such other committee may consist of one or more directors who may, but need not be, officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board has reserved to itself or delegated the authority and responsibility of the Committee to such other committee, all references to the Committee in the Plan shall be to the Board or to such other committee.

     (c) Committee Authority. The Committee shall have full and final authority, in its discretion, but subject to the express provisions of the Plan, as follows:

               (i) to grant Awards,

              (ii) to determine (A) when Awards may be granted and (B) whether or not specific Awards shall be identified with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards,

             (iii) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan,

              (iv) to prescribe, amend, and rescind rules and regulations relating to the Plan, including without limitation, rules with respect to the exercisability and non-forfeitability of Awards upon the Termination of Employment of a Grantee regardless of whether the Award is held by such Grantee or a Transferee of an Award initially issued to such Grantee,

               (v) to determine the terms and provisions of the Award Agreements, including Performance Goals, if any, which need not be identical and, with the consent of the Holder, to modify any such Award Agreement at anytime, provided that the consent of the Holder shall not be required for any amendment which (A) does not adversely affect the rights of the Holder, or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new or change in existing applicable law, regulation, ruling or judicial decision; provided that any such change shall be applicable only to Awards which have not been exercised;

              (vi) to cancel, with consent of the Holder, outstanding Awards,

             (vii) to accelerate or extend (subject to Article 6(a)(ii)) the time during which any Award or Grant of Award may be exercised and to accelerate or waive any or all of the restrictions and conditions applicable to, any Award,

            (viii) to make such adjustment or modifications to Awards to Grantees working outside the United States as are necessary and advisable to fulfill the purposes of the Plan,

              (ix) to authorize any action of or make any determination by the Company as the Committee shall deem necessary or advisable for carrying out the purposes of the Plan, and

               (x) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof deem appropriate, including, without limitation, requiring simultaneous exercise of related identified Awards, and limiting the percentage of Awards which may from time to time be exercised by a Holder.

     (d) Committee Determinations Final. The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

5. Eligibility. Awards may be granted to any employee of the Company or any of its Subsidiaries. In selecting the individuals to whom Awards may be granted, as well as in determining the number of shares of Stock subject to, and the other terms and conditions applicable to, each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan.

6.   Conditions to Grants.

     (a) General Conditions.

         (i) The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee.

        (ii) The term of each Award (subject to Article 6(c) with respect to Incentive Stock Options) shall be a period of not more than ten years from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement.

       (iii) The Committee may grant Awards with terms and conditions which differ among the Grantees thereof. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

     (b) Grant of Options and Option Price. The Committee may, in its discretion, grant Options to acquire unrestricted Stock or restricted Stock to any employee eligible under Article 5 to receive Awards. No later than the Grant Date of any Option, the Committee shall determine the Option Price which shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date.

     (c) Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may designate that such Option shall be an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

         (i) shall have an Option Price of (A) not less than 100% of the Fair Market Value of the Stock on the Grant Date or (B) in the case of a 10% Owner, not less than 110% of the Fair Market Value of the Stock on the Grant Date;

        (ii) shall have a term of not more than ten years (five years, in the case of 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

       (iii) shall not have an aggregate Fair Market Value (determined for each Incentive Stock Option at its Grant Date) of Stock with respect to which Incentive Stock Options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee's employer or any parent or subsidiary thereof ("Other Plans")), determined in accordance with the provisions of Section 422 of the Internal Revenue Code, which exceeds $100,000 (the "$100,000 Limit");

        (iv) shall, if, with respect to any grant, the aggregate Fair Market Value of Stock (determined on the Grant Date) of all Incentive Stock Options previously granted under the Plan and any Other Plans ("Prior Grants") and any Incentive Stock Options under such grant (the "Current Grant") which are exercisable for the first time during any calendar year would exceed the $100,000 Limit, be exercisable as follows:

             (A) the portion of the Current Grant exercisable for the first time by the Grantee during any calendar year which would be, when added to any portions of any Prior Grants exercisable for the first time by the Grantee during such calendar year with respect to Stock which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such Options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

             (B) if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the provisions of Article 6(c)(iv)(A) during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as a separate Nonqualified Stock Option at such date or dates as are provided in the Current Grant;

         (v) shall be granted within ten years from the earlier of the date of the Plan is adopted by the Board or the date the Plan is approved by the stockholders of the Company; and

        (vi) shall require the Grantee to notify the Committee of any disposition of any Stock issue pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Internal Revenue Code (relating to certain disqualifying dispositions) within ten days of such disposition.

     (d) Grant of Shares of Restricted Stock.

          (i) The Committee may, in its discretion, grant shares of restricted Stock to any employee eligible under Article 5 to receive Awards.

         (ii) Shares of restricted Stock will be Class A Common Stock or if no Class A Common Stock is publicly traded on any securities market described in Article 2(k) on the Grant Date of such shares of restricted Stock, then such shares of restricted Stock shall be Common Stock; shares of restricted Stock shall be Class B Stock if a grant of restricted stock is made in shares of Class B Stock to a member of the Jaffee Family who is an employee of the Company or one of its Subsidiaries that is more than 50% owned by the Company.

        (iii) Before the grant of any shares of restricted Stock, the Committee shall determine, in its discretion:

              (A) whether the certificates for such shares shall be delivered to the Grantee or held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such shares become nonforfeitable or are forfeited,

              (B) the per share purchase price of such shares, which may be zero, provided, however, that

                  (1) the per share purchase price of all such shares (other than treasury shares) shall not be less than the Minimum Consideration for each such share; and

                  (2) if such shares are to be granted to a Section 16 Grantee and the purchase price is to be in excess of the Minimum Consideration, to the extent necessary so that such grant qualifies for the exemption provided pursuant to Rule 16b-3 under the 1934 Act, the per share purchase price of any such shares shall be at least 50% of the Fair Market Value of the Stock on the Grant Date;

              (C) the restrictions applicable to such grant; and

              (D) whether the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such shares by the Company shall be deferred until the lapsing of the restrictions imposed upon such shares shall be held by the Company for the account of the Grantee, whether such dividends shall be reinvested in additional shares of restricted Stock (to the extent shares are available under Article 3) subject to the same restrictions and other terms as apply to the shares with respect to which such dividends are issued or otherwise reinvested in Stock or held in escrow, whether interest will be credited to the account of the Grantee with respect to any dividends which are not reinvested in restricted or unrestricted Stock, and whether any Stock dividends issued with respect to the restricted Stock to be granted shall be treated as additional shares of restricted Stock.

         (iv) Payment of the purchase price (if greater than zero) for shares of restricted Stock shall be made in full by the Grantee before the delivery of such shares and, in any event, no later than ten days after the Grant Date for such shares. Such payment may be made, as determined in advance by either the Board or the Committee in its discretion, in any one or any combination of the following:

              (A) cash, or

              (B) shares of restricted or unrestricted Class A Common Stock or Common Stock or Class B Stock owned by the Grantee prior to such grant and valued at its Fair Market Value on the business day immediately preceding the date of payment;

       provided, however, that in the case of payments in shares of restricted or unrestricted Class A Common Stock or Common Stock or Class B Stock

                  (1) if the purchase price for restricted Stock ("New
              Restricted Stock") is paid with shares of restricted Class A Common Stock or restricted Common Stock or restricted Class B Stock ("Old Restricted Stock"), the restrictions applicable to the New Restricted Stock shall be the same as if the Grantee had paid for the New

              Restricted Stock in cash unless, in the judgment of the Committee, the Old Restricted Stock was subject to a greater risk of forfeiture, in which case a number of shares of New Restricted Stock equal to the number of shares of Old Restricted Stock tendered in payment for New Restricted Stock shall be subject to the same restrictions as the Old Restricted Stock, determined immediately before such payment.

          (v) Upon the date that shares of restricted Common Stock become non-forfeitable, the Company shall exchange such shares of Common Stock for an equal number of shares of Class A Common Stock if such shares of restricted Stock have been granted as shares of Common Stock and if such Class A Common Stock is issued and publicly traded on any securities market as described in Article 2(k).

         (vi) The Committee may, but need not, provide that all or any portion of a Grantee's Award of restricted Stock shall be forfeited:

              (A) except as otherwise specified in the Award Agreement, upon the Grantee's Termination of Employment within a specified time period after the Grant Date, or

              (B) if the Company or the Grantee does not achieve specified performance goals within a specified time period after the Grant Date and Before the Grantee's Termination of Employment, or

              (C) upon failure to satisfy such other restrictions as the Committee may specify in the Award Agreement.

        (vii) If a share of restricted Stock is forfeited, then

              (A) the Grantee shall be deemed to have resold such share of restricted Stock to the Company at the lesser of (1) the purchase price paid by the Grantee (such purchase price shall be deemed to be zero dollars ($0) if no purchase price was paid) or (2) the Fair Market Value of a share of Stock on the date of such forfeiture;

              (B) the Company shall pay to the Grantee the amount determined under clause (A) of this sentence, if not zero, as soon as is administratively practicable, but in any case within 90 days after forfeiture; and

              (C) such share of restricted Stock shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the Company's tender of the payment specified in clause (B) of this sentence, whether or not such tender is accepted by the Grantee, or the date the restricted Stock is forfeited if no purchase price was paid for the restricted Stock.

       (viii) Any share of restricted Stock shall bear an appropriate legend specifying that such share is non-transferable and subject to the restrictions set forth in the Plan. If any shares of restricted Stock become nonforfeitable, the Company shall cause certificates for such shares to be issued or reissued without such legend and delivered to the Grantee or, at the request of the Grantee, shall cause such shares to be credited to a brokerage account specified by the Grantee.

     (e) Grant of Stock Appreciation Rights. The Committee may grant stock appreciation rights to any employee eligible under Article 5 to receive Awards. When granted, stock appreciation rights may, but need not, be identified with shares of Stock subject to a specific Option awarded to the Grantee (including any Option granted on or before the Grant Date of the stock appreciation rights) in a number equal to or different from the number of stock appreciation rights so granted. If stock appreciation rights are identified with shares of Stock subject to an Option then, unless otherwise provided in the applicable Award Agreement, (i) the Grantee's associated stock appreciation rights shall terminate upon the exercise, expiration, termination, forfeiture, or cancellation of such Option and (ii) the stock appreciation right and such Option can only be transferred pursuant to Article 7 to the same Transferee.

     (f) Grant of Performance Units and Performance Shares.

          (i) The Committee may, in its discretion, grant performance units or performance shares to any employee eligible under Article 5 to receive Awards.

         (ii) Before the grant of any performance unit or performance share, the Committee shall:

              (A) determine Performance Goals applicable to such grant,

              (B) designate a period, of not less than one year nor more than five years, for the measurement of the extent to which Performance Goals are attained (the "Measuring Period"), and

              (C) assign a "Performance Percentage" to each level of attainment of Performance Goals during the Measuring Period, with the percentage applicable to minimum attainment being zero percent (0%) and the percentage applicable to optimum attainment to be determined by the Committee from time to time.

     (g) Grant of Phantom Stock. The Committee may, in its discretion, grant shares of phantom stock to any employee who is eligible under Article 5 to receive Awards and is employed outside the United States. Such phantom stock shall be subject to the terms and conditions established by the Committee and set forth in the applicable Award Agreement.

     (h) Grant of Stock Bonuses. The Committee may grant shares of Stock as a bonus to any individual eligible under Article 5 to receive Awards.

     (i) Tandem Awards. The Committee may grant and identify any Award with any other Award granted under the Plan, on terms and conditions determined by the Committee.

     (j) Performance Goals. Performance Goals shall mean the goals applicable to an Award which shall be set forth in a written document prior to the commencement of the Grantee's services to which the Performance Goals under the Award relate and while the outcome is still substantially uncertain. In establishing Performance Goals, the Committee may consider such factor or factors relating to performance as it deems appropriate, including net income, growth in net income, earnings per share, growth of earnings per share return on equity, return on capital, or any other business criteria as contemplated in
Section 162(m) of the Code. The Committee, if applicable, shall certify in writing prior to payment of compensation related to any applicable performance unit, performance share, restricted stock or share of phantom stock that the Performance Goals and any other material terms were satisfied. The Committee may, at any time, modify Performance Goals as a result of changes required in applicable laws. If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a performance period, then, to the extent the Committee determines the Performance Goals are no longer appropriate, the Committee may adjust, change or eliminate the Performance Goals or as it deems appropriate in order to make them appropriate and comparable to the initial Performance Goals.

7. Non-transferability. Except as hereinafter provided, each Award granted hereunder shall by its terms not be assignable or transferable, and may be exercised, during the Grantee's lifetime, only by the Grantee. Notwithstanding the foregoing (a) if the Award is exercisable after the Grantee's death, it may be exercised by the Grantee's legal representative or by a beneficiary designated in writing by the Grantee to exercise his or her Award after the Grantee's death, and (b) the Grantee may transfer an Award held by such Grantee (other than an Incentive Stock Option or restricted Stock) (i) for no consideration to any of the following permissible transferees: any member of the Grantee's Immediate Family, and any general or limited partnership each of the partners of which are members of the Grantee's Immediate Family and which prohibits a transfer of all or any part of any interest in the partnership except to the partnership or to any of the foregoing; and (ii) to such other person or entity, and on such terms and conditions, as the Committee, in its discretion, may permit. Any Award so transferred shall be subject after transfer to all of the terms and conditions of such Award prior to the transfer and shall not be further transferable without the consent of the Committee. "Immediate Family" means, with respect to a particular Grantee, that Grantee's spouse, any parent and any lineal descendent (including any adopted child) of any parent of that Grantee or of that Grantee's spouse, and any trustee, guardian or custodian for any of the foregoing. Each share of restricted Stock shall be non-transferable until such share becomes nonforfeitable.

8.   Exercise.

     (a) Exercise of Options. Subject to Article 4(c)(vii), 11 and 12 and such terms and conditions as the Committee may impose, each Option shall be exercisable in one or more installments commencing not earlier than the first anniversary of the Grant Date of such Option; provided, however, that all Options shall become fully (100%) exercisable upon the occurrence of a Change of Control regardless of whether the acceleration of the exercisability of such Options would cause such Options to lose their eligibility for treatment as Incentive Stock Options. Notwithstanding the foregoing, Options may not be exercised by a Grantee for twelve months following a hardship distribution to the Grantee, to the extent such exercise is prohibited under Treasury Regulation Section 1.401(k)-1(d)(2)(iv)(B)(4). Each Option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock or restricted Stock subject to the Option. Such stock will be Class A Common Stock or if no Class A Common Stock is publicly traded on any securities market described in Article 2(k) on the date such options are exercised, then Common Stock and with respect to an Option held by a member of the Jaffee Family on Class B stock, Class B Stock. The Option Price of any shares of Stock or restricted Stock as to which an Option shall be exercised shall be paid in full at the time of the exercise. Payment may be made, as determined in advance by either the Board or the Committee in its discretion, in any one or any combination of the following:

         (i)  cash,

        (ii) shares of restricted or unrestricted Class A Common Stock or Common Stock or Class B Stock owned by the Holder prior to the exercise of the Option and valued at its Fair Market Value on the last business day immediately preceding the date of exercise, or

       (iii) through simultaneous sale through a broker of shares of unrestricted Stock acquired on exercise, as permitted under Regulation T of the Federal Reserve Board. Where payment of the Option Price is made through simultaneous sale, the Option Price shall be paid in full immediately following the settlement date of such sale.

     Payment of the option price with Stock simultaneously acquired by option exercise may be made, with the consent in advance of the Board or the Committee.

     If restricted Class A Common Stock or Common Stock or Class B Stock ("Tendered Restricted Stock") is used to pay the Option Price for Stock, then a number of shares of Stock acquired on exercise of the Option equal to the number of shares of Tendered Restricted Stock shall be subject to the same restrictions as the Tendered Restricted Stock, determined as of the date of exercise of the Option. If the Option Price for restricted Stock is paid with Tendered Restricted Stock, and if the Committee determines that the restricted Stock acquired on exercise of the Option shall be subject to restrictions ("Greater Restrictions") that cause it to have a greater risk of forfeiture than the Tendered Restricted Stock, then notwithstanding the preceding sentence, all the restricted Stock acquired on exercise of the Option shall be subject to such Greater Restrictions.

     Shares of unrestricted Stock acquired by a Holder on exercise of an Option shall be delivered to the Holder or, at the request of the Holder, shall be credited directly to a brokerage account specified by the Holder.

     (b) Exercise of Stock Appreciation Rights. Subject to Article 4(c)(vii), 11 and 12 and such terms and conditions as the Committee may impose, each stock appreciation right shall be exercisable not earlier than the first anniversary of the Grant Date of such stock appreciation right and, if such stock appreciation right is identified with an Option, to the extent such Option may be exercised unless otherwise provided by the Committee, Stock appreciation rights shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of stock appreciation rights. Unless otherwise provided in the applicable Award Agreement, the exercise of stock appreciation rights which are identified with shares subject to an Option shall result in the forfeiture of such Option to the extent of such exercise.

     The benefit for each stock appreciation right exercised shall be equal to the excess, if any, of

          (i) the Fair Market Value of a share of Stock on the date of such exercise, over

         (ii) an amount equal to

              (A) in the case of a stock appreciation right identified with a share of Stock subject to an Option, the Option Price of such Option, unless the Committee in the grant of the stock appreciation right specified a higher amount, or

              (B) in the case of any other stock appreciation right, the Fair Market Value of a share of Stock on the Grant Date of such stock appreciation right, unless the Committee in the grant of the stock appreciation right specified a higher amount;

provided that the Committee, in its discretion, may provide that the benefit for any stock appreciation right shall not exceed a maximum amount (i.e. a cap) set by Committee, which cap may be expressed as (i) a percentage of the excess amount described above (not to exceed 100%), (ii) a percentage of the Fair Market Value of a share of Stock on the Grant Date of the stock appreciation right, or (iii) a fixed dollar amount. The benefit upon the exercise of a stock appreciation right shall be payable in cash, except that the Committee, with respect to any particular exercise, may, in its discretion, pay benefits wholly or partly in Stock delivered to the Holder or credited to a brokerage account specified by the Holder.

     (c) Exercise of Performance Units.

          (i) Subject to Article 4(c)(vii), 11 and 12 and such terms and conditions as the Committee may impose, and unless otherwise provided in the applicable Award Agreement, if, with respect to any performance unit, the minimum Performance Goals have been achieved during the applicable Measuring Period, then such performance unit shall be deemed exercised on the date on which it first becomes exercisable.

         (ii) The benefit for each performance unit exercised shall be an amount equal to the product of

              (A) The Unit Value (as defined below), multiplied by

              (B) the Performance Percentage attained during the Measuring Period for such performance unit.

        (iii) The Unit Value shall be, as specified by the Committee,

              (A) a dollar amount,

              (B) an amount equal to the Fair Market Value of a share of Stock on the Grant Date,

              (C) an amount equal to the Fair Market Value of a share of Stock on the exercise date of the performance unit, plus, if so provided in the Award Agreement, an amount ("Dividend Equivalent Amount") equal to the Fair Market Value of the number of shares of Stock that would have been purchased if each dividend paid on a share of Stock on or after the Grant Date and on or before the exercise date were invested in shares of Stock at a purchase price equal to its Fair Market Value on the respective dividend payment date, or

              (D) an amount equal to the Fair Market Value of a share of Stock on the exercise date of the performance unit (plus, if so specified in the Award Agreement, a Dividend Equivalent Amount), reduced by the Fair Market Value of a share of Stock on the Grant Date of the performance unit.

         (iv) The benefit upon the exercise of a performance unit shall be payable to the Holder (or at the request of the Holder, deliver to a brokerage account specified by the Holder), as soon as is administratively practicable (but in any event within 90 days) after the later of (A) the date the Holder is deemed to exercise such performance unit, or (B) the date (or dates in the event of installment payments) as provided in the applicable Award Agreement. Such benefit shall be payable in cash, except that the Committee, with respect to any particular exercise, may, provide in the Award Agreement that benefits may be paid wholly or partly in Stock. The number of shares of Stock payable in lieu of cash shall be determined by valuing the Stock at its Fair Market Value on the business day next preceding the date such benefit is to be paid.

     (d) Payment of Performance Shares. Subject to Article 4(c)(vii), 11 and 12 and such terms and conditions as the Committee may impose, and unless otherwise provided in the applicable Award Agreement, if the minimum Performance Goals specified by the Committee with respect to an Award of performance shares have been achieved during the applicable Measuring Period, then the Company shall pay to the Holder of such Award (or, at the request of the Holder, deliver to a brokerage account specified by the Holder) shares of Stock equal in number to the product of the number of the performance share(s) specified in the applicable Award Agreement multiplied by the Performance Percentage achieved during such Measuring Period, except to the extent that the Committee in its discretion determines that cash be paid in lieu of some or all of such shares of Stock. The amount of cash payable in lieu of a share of Stock shall be determined by valuing such share at its Fair Market Value on the business day next preceding the date such cash is to be paid. Payment pursuant to this
Article 8(d) shall be made as soon as administratively practicable (but in any event within 90 days) after the end of the applicable Measuring Period. Any performance shares with respect to which the performance goals have not been achieved by the end of the applicable Measuring Period shall expire.

     (e) Payment of Phantom Stock Awards. Upon the vesting of a phantom stock Award, the Holder shall be entitled to receive a cash payment in respect of each share of phantom stock which shall be equal to the Fair Market Value of a share of Stock as of the date the phantom stock Award was granted, or such other date as determined by the committee at the time the phantom stock Award was granted. The Committee may at the time a phantom stock Award is granted, provide a limitation on the amount payable in respect of each share of phantom stock.

     (f) Full Vesting upon Change of Control. In the event of a Change of Control, all unvested Awards shall become immediately vested and exercisable; provided that the benefit payable with respect to any performance unit or performance share with respect to which the Measuring Period has not ended as of the date of such Change of Control shall be equal to the product of the Unit Value multiplied successively by each of the following:

         (1) a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Measuring Period until the date of such Change of Control and the denominator of which is the number of months (including as a whole month any partial month) in the Measuring Period; and

         (2) a percentage equal to the greater of the target percentage, if any, specified in the applicable Award Agreement or the maximum percentage, if any, that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Change of Control would continue until the end of the Measuring Period.

     (g) Pooling of Interests. If the Committee in its discretion determines that the exercise of an Award would preclude the use of pooling of interests accounting following a sale of the Company which is reasonably likely to occur and that such preclusion of pooling would have a material adverse effect on the sale of the Company, the Committee, in its discretion, may take such action as it deems appropriate in order to preserve the pooling of interests accounting including either unilaterally barring the exercise of such Award by canceling the Award prior to the Change of Control or by causing the Company to pay the Award rights benefit in Stock if it determines that such payment would not cause the transaction to be ineligible for pooling.

     (h) Exercise, Cancellation, Expiration or Forfeiture of Tandem Awards. Upon the exercise, cancellation, expiration, forfeiture or payment in respect of any Award which is identified with any other Award (the "Tandem Award") pursuant to
Article 6(i), the Tandem Award shall automatically terminate to the extent of the number of shares in respect of which the Award is so exercised, canceled, expired, forfeited or paid, unless otherwise provided by the Committee at the time of grant of the Tandem Award or thereafter.

     (i) Vesting and Exercise Period upon Disability, Death or Retirement.

         (i) Disability or Death. In the event a Grantee's employment is terminated as a result of the Grantee's Disability, as determined under a Company sponsored long-term disability plan or if the Grantee is not a participant in such a plan, then as determined by a review of medical evidence by a qualified independent review agent, or as a result the Grantee's death, all unvested Awards shall become immediately vested and exercisable; provided that the benefit payment with respect to any performance unit or performance share with respect to which the Measuring Period has not ended as of the date of such termination of employment, shall be computed as specified in Article 8 (f), but substituting the words "date of such termination of employment" for the words "date of such Change of Control". The Holder of such Awards, or in the case of a deceased Grantee who has not transferred his Awards pursuant to Article 7 the Grantee's legal representative or beneficiary, shall have three years from the date of the Grantee's termination of employment to exercise the Awards, provided that this exercise period shall not extend the term (duration) of the Award.

         (ii) Retirement. In the event a Grantee's employment is terminated as a result of the Grantee's retirement and (a) the Grantee is eligible for an immediate benefit under a Company sponsored defined benefit pension plan and (b) the Grantee's age plus years of service on the date of retirement equal at least eighty, all unvested Awards shall become immediately vested and exercisable; provided that the benefit payment with respect to any performance unit or performance share with respect to which the Measuring Period has not ended as of the date of such retirement, shall be computed as specified in Article 8 (f) above, but substituting the words "date of such termination of employment" for the words "date of such Change of Control". The Holder of such Award shall have three years from the date of the Grantee's termination of employment to exercise the Award, provided that this exercise period shall not extend the term (duration) of the Award.

                  In the event a Grantee's employment is terminated as a result of the Grantee's retirement and the Grantee's age plus years of service on the date of retirement are equal to less than eighty, the vesting and exercise of Awards shall be governed by the respective Award Agreements.

9. Effect of Certain Transactions. With respect to any Award which relates to Stock, in the event of a merger or consolidation of the Company (a "Transaction"), the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms and each Holder shall be entitled to receive in respect of each share of Stock subject to any outstanding Awards, upon the vesting, payment or exercise of the Award (as the case may be), the same number and kind of stock, securities, cash, property, or other consideration that each holder of a share of Stock was entitled to receive in the Transaction in respect of a share of Stock. With respect to any Award which relates to stock, in the event of a liquidation or dissolution of the Company, the Committee may take such actions as it deems appropriate.

10. Mandatory Withholding Taxes. The Company shall have the right to deduct from any distribution of cash to any Holder an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any Award. If a Holder is to experience a taxable event in connection with the receipt of shares pursuant to an Option exercise or the vesting or payment of another type of Award (a "Taxable Event"), the Holder shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such shares or payment of such Award. Payment of the applicable Withholding Taxes may be made, as determined in advance by the Board or the Committee in its discretion, in any one or any combination of (i) cash, (ii) shares of restricted or unrestricted Class A Common Stock or Common Stock or Class B Stock owned by the Holder prior to the Taxable Event and valued at its Fair Market Value on the business day immediately preceding the date of exercise, or (iii) by making a Tax Election (as described below). For purposes of this Article 10, a Holder may make a written election (the "Tax Election"), to have withheld a portion of the shares then issuable to him or her having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes.

11. Termination of Employment. The Award Agreement pertaining to each Award shall set forth the terms and conditions applicable to such Award upon a Termination of Employment of the Grantee by the Company, a Subsidiary or an operating division or unit, as the Committee may, in its discretion, determine at the time the Award is granted or thereafter; provided, however, that if a Grantee's employment is terminated as a result of (i) the Grantee's conviction of a felony which is, in the opinion of the Committee, likely to result in injury of a material nature to the Company or a Subsidiary, or (ii) the gross and habitual negligence by the Grantee in the performance of the Grantee's duties to the Company or its Subsidiaries (termination for "Cause"), the Grantee's shares of restricted stock that are forfeitable, subject to the provisions of Article 6(d)(vii) regarding repayment of certain amounts to the Grantee, and any unexercised option, stock appreciation right, performance unit, performance share or share of phantom stock shall thereupon terminate. If a Grantee has transferred an Award pursuant to Article 7, then, upon a Termination of Employment of such Grantee, the terms and conditions applicable to such Award, including the time of its termination, shall be the same as would have applied to the Award if the Grantee had not transferred it.

12.  Securities Law Matters.

     (a) If the Committee deems it necessary to comply with the Securities Act of 1933, the Committee may require a written investment intent representation by the Holder and may require that a restrictive legend be affixed to certificates for shares of Stock.

     (b) If, based upon the opinion of counsel for the Company, the Committee determines that the exercise or non-forfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities law or (ii) the listing requirements of any national securities exchange on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, non-forfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, non-forfeitability or delivery to comply with all such provisions at the earliest practicable date.

     (c) Subject to Articles 12(a) and (b) above, no shares of Stock shall be issued to any Holder in respect of any Award prior to the time a registration statement under the Securities Act of 1933 is effective with respect to such shares.

13. No Funding Required. Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of, benefits under the Plan.

14. No Employment Rights. Neither the establishment of the Plan, nor the granting of any Award shall be construed to (a) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

15. Rights as a Stockholder. A Holder shall not, by reason of any Award (other than restricted Stock), have any right as a stockholder of the Company with respect to the shares of Stock which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him. Shares of restricted Stock held by a Grantee or held in escrow by the Secretary of the Company shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan.

16. Nature of Payments. Any and all grants, payments of cash, or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

17. Non-Uniform Determinations. Neither the Committee's nor the Board's determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment of Terminations of Employment.

18. Adjustments. In the event of Change in Capitalization, the Committee shall, in its sole discretion, make equitable adjustment of

          (a) the aggregate number and class of shares of Stock or other stock or securities available under Article 3,

          (b) the number and class of shares of Stock or other stock or securities covered by an Award,

          (c) the Option Price applicable to outstanding Options,

          (d) the terms of performance unit and performance share grants, and

          (e) the Fair Market Value of Stock to be used to determine the amount of the benefit payable upon exercise of stock appreciation rights, performance units, performance shares or phantom stock.



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

19. Amendment of the Plan. The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required (a) to retain Incentive Stock Option treatment under Section 422 of the Internal Revenue Code or (b) under the listing requirements of any securities exchange on which any of the Company's equity securities are listed.

20. Termination of the Plan. The Plan shall terminate on the tenth (10th) anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, shall not affect any Award then outstanding under the Plan.

21. No Illegal Transactions. The Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan or any Award, Holders shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to a Holder if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Holder or the Company of any provision of any such law or regulation.

22. Governing Law. Except where preempted by federal law, the law of the State of Delaware shall be controlling in all matters relating to the Plan, without giving effect to the conflicts of law principles thereof.

23. Severability. If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Article or part of an Article so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Article or part of an Article to the fullest extent possible while remaining lawful and valid.




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